WAMU 2004-CB4

                       250mm, Conforming Balance NOO Deal


Group 1
1.       Pay Class 1A until retired

     Collateral:           30yr
                           100% GWAC < = 6.250
                            75%  GWAC = 6.375
                            50%  GWAC = 6.500
                            25%  GWAC = 6.625

     Size:                 77+mm
     Passthru Rate:        6.00%

     Pricing Speed:        100 PPC (8 -> 20 CPR / 12 months)
     NAS Bonds:   No.
     Z-Bonds:              No.
     AAA Support: No.
     Floaters:             No.
     Inverses:             No.
     Retail Classes:       No.

Group 2
1.       Pay Class 2A until retired

     Collateral:           30yr
                           100% GWAC > =  6.750
                            25%  GWAC = 6.375
                            50%  GWAC = 6.500
                            75%  GWAC = 6.625

     Size:                 99+mm
     Passthru Rate:        6.50%

     Pricing Speed:        100 PPC (8 -> 20 CPR / 12 months)
     NAS Bonds:   No.
     Z-Bonds:              No.
     AAA Support: No.
     Floaters:             No.
     Inverses:             No.
     Retail Classes:       No.








Group 3

1.       Pay Class 3A until retired

     Collateral:           15yr

                           100% GWAC < = 5.750
                            75%  GWAC = 5.875
                            50%  GWAC = 6.000
                            25%  GWAC = 6.125

     Size:                 29+mm
     Passthru Rate:        5.50%
     Pricing Speed:        100 PPC (8 -> 20 CPR / 12 months)
     NAS Bonds:   No.
     Z-Bonds:              No.
     AAA Support: No.
     Floaters:             No.
     Inverses:             No.
     Retail Classes:       No.


Group 4

1.       Pay Class 4A until retired

     Collateral:           15yr

                           100% GWAC > = 6.250
                            25%  GWAC = 5.875
                            50%  GWAC = 6.000
                            75%  GWAC = 6.125

     Size:                 26+mm
     Passthru Rate:        6.00%
     Pricing Speed:        100 PPC (8 -> 20 CPR / 12 months)
     NAS Bonds:   No.
     Z-Bonds:              No.
     AAA Support: No.
     Floaters:             No.
     Inverses:             No.
     Retail Classes:       No.


     Deal closing date:             10/26/2004
     Accrual Date:                  10/01/2004
     Investor closing date:                 10/29/2004
     First Pay Date:                        11/25/2004
     Clean-up Call:                         5%

     WACIO's :                              15 IO 6.0% and 30 IO 6.5% separate
     WACPO  :                               15 PO and 30 PO separate
     Subordinate classes crossed:           B1, B2, B3, B4, B5, and B6
     Speeds for tables:                     0, 50, 100, 150, and 200% of
                                            respective collateral PPC ramps.
                                            Tables run as of closing

                                            date